UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): November 24, 2023

AGEAGLE AERIAL SYSTEMS INC.

(Exact name of registrant as specified in charter)

Nevada	001-36492	88-0422242
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

8201 E. 34th Cir N

Wichita, Kansas 67226

(Address Of Principal Executive Offices) (Zip Code)

(620) 325-6363

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	UAVS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Information

As disclosed on the Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on November 16, 2023 (the “Original Form 8-K”) and the amended Form 8-K filed on November 17, 2023 by AgEagle Aerial Systems Inc. (the “Company”), the Company (i) sold to certain accredited investors 1,850 shares of Series F 5% Convertible Preferred Stock (“November Additional Series F Preferred”) convertible into 14,835,605 shares of Common Stock (the “Conversion Shares”) at a conversion price of $0.1247 per share and warrants (the “November Additional Warrants”) to purchase up to 14,835,605 shares of our Common Stock an exercise price of $0.1247 per share for an aggregate purchase price of $1,850,000 (the “Series F Offering”), and (ii) agreed to issue to Dawson James Securities, Inc. warrants to purchase 1,483,560 shares of Common Stock (the “Placement Agent Warrants”), equal to 10% of the total number of November Additional Warrants sold in the Series F Offering. As also disclosed in the Original Form 8-K, the Company entered into a Securities Purchase Agreement with certain accredited investors (the “Common Stock Investors”) pursuant to which the Company sold to the Common Stock Investors 1,500,000 shares of Common Stock (the “Common Shares”) at $0.10 per share for an aggregate purchase price of $150,0000 (the “Common Stock Offering”).

On November 24, 2023, the Company closed both the Series F Offering and the Common Stock Offering and raised an aggregate of $2,000,000 in gross proceeds. The November Additional Series F Preferred, the Conversion Shares and the Common Shares were issued pursuant to an effective shelf registration statement on Form S-3 (File No. 333-252801), which was declared effective on May 6, 2021, and a prospectus supplement dated November 15, 2023. The November Additional Warrants and the Placement Agent Warrants were issued in a concurrent private placement under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and have not been registered under the Securities Act, or applicable state securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGEAGLE AERIAL SYSTEMS, INC.

By:	/s/ Barrett Mooney
Name:	Barrett Mooney
Title:	Chief Executive Officer

Dated: November 28, 2023